DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2016	2015
$33.93 million term loan	28,275	28,841
$82.5 million term loan	44,367	47,597
$284.0 million term loan	258,538	262,541
$420.0 million term loan	388,545	395,875
$425.0 million term loan	166,743	26,885
Total U.S. dollar denominated floating rate debt	886,468	761,739
U.S. dollar denominated fixed rate debt	177,300	167,815
Sellers credit	—	4,739
Deferred charges	(5,350)	(5,797)
Total debt	1,058,418	928,496
Less: current portion	—	(20,380)
	1,058,418	908,116

Movements in 2016 and 2015 are summarized as follows:

(in thousands of $)	Floating rate debt	Fixed rate debt	Sellers credit	Deferred charges	Total
Balance at December 31, 2014	363,500	—	—	(3,534)	359,966
Debt assumed as a result of the Merger	426,602	161,200	4,511	—	592,313
Loan repayments	(244,338)	—	—	—	(244,338)
Loan draw downs	215,975	—	—	—	215,975
Amortization of purchase price adjustment	—	6,615	228	—	6,843
Capitalized financing fees and expenses	—	—	—	(3,825)	(3,825)
Amortization of capitalized fees and expenses	—	—	—	1,562	1,562
Balance at December 31, 2015	761,739	167,815	4,739	(5,797)	928,496
Loan repayments	(17,471)	—	(4,748)	—	(22,219)
Loan draw downs	142,200	—	—	—	142,200
Amortization of purchase price adjustment	—	9,485	9	—	9,494
Capitalized financing fees and expenses	—	—	—	(898)	(898)
Amortization of capitalized fees and expenses	—	—	—	1,345	1,345
Balance at December 31, 2016	886,468	177,300	—	(5,350)	1,058,418

$33.93 million credit facility
We assumed this debt of $30.5 million as a result of the Merger. This facility finances two vessels and bears interest of LIBOR plus a margin of 2.75%. Repayments are made on a quarterly basis, each in an amount $0.6 million, with a balloon payment of $22.6 million on the final maturity date of May 25, 2018. The terms of the facility were amended on March 31, 2016, as described below.

During 2016, $0.6 million (2015: $1.7 million) were repaid and there have been nil draw downs (2015: nil). As of December 31, 2016, $28.3 million (2015: $28.8 million) was outstanding under this facility and there was no available, undrawn amount and $1.7 million in repayments was deferred. At December 31, 2016, this facility was secured by two ( 2015: two) of our Panamax vessels.

$82.5 million credit facility
We assumed this debt of $67.8 million as a result of the Merger. This facility financed six vessels and bears interest of LIBOR plus a margin of 2.75%. Repayments are made on a quarterly basis, each in an amount $1.2 million, with a balloon payment on the final maturity date on October 31, 2018. The terms of the facility were amended on March 31, 2016, as described below.

During 2016, $3.2 million were repaid of which $2.0 million to comply with the minimum value covenant as of December 31, 2015. During 2016, there have been nil draw downs (2015: nil). In 2015, $20.2 million were repaid of which $17.7 million in May 2015, following the sale of Channel Alliance and Channel Navigator. As of December 31, 2016, $44.4 million (2015: $47.6 million) was outstanding under this facility and there was no available, undrawn amount and $3.7 million in repayments was deferred. At December 31, 2016, this facility was secured by four (2015: four) of our Ice-class Panamax vessels.

$284.0 million credit facility
We assumed this debt of $260.5 million as a result of the Merger. This facility finances 19 vessels and bears interest of LIBOR plus a margin of 2.0%. Repayments are made on a quarterly basis, each in an amount $4.0 million, with a balloon payment on the final maturity date on December 31, 2019. The terms of the facility was amended on March 31, 2016, as described below.

During 2016, $4.0 million (2015: $11.7 million) were repaid and there have been nil draw downs (2015: $13.8 million). As of December 31, 2016, $258.5 million (2015: $262.5 million) was outstanding under this facility and there was no available, undrawn amount and $12.0 million in repayments was deferred. At December 31, 2016, this facility was secured by two (2015: two) of our Capesize vessels, four (2015: four) Ice class Panamax vessels, five (2015: five) Supramax vessels and eight (2015: eight) Kamsarmax vessels.

$420.0 million term loan facility
In June 2014, we entered into a term loan facility of up to$420.0 million, dependent on the market values of the vessels at the time of draw down, consisting of fourteen tranches of up to $30.0 million to finance, in part, fourteen of our newbuildings. Each tranche is repayable by quarterly installments based on a 20-years profile from the delivery date of each vessel and all amounts outstanding shall be repaid on June 30, 2020. The facility has an interest rate of LIBOR plus a margin of 2.5%. In January 2016, following an accelerated repayment to comply with the minimum value covenant as of December 31, 2015, the quarterly repayment schedule was amended to $5.2 million, in total, for all fourteen trances. The terms of the facility was further amended on March 31, 2016, as described below.

During 2016, $7.3 million (2015: $17.6 million) were repaid of which $2.2 million to comply with the minimum value covenant as of December 31, 2015. During 2016, there have been nil draw downs. During 2015, $175.0 million was drawn down on delivery of six Capesize bulk carriers. As of December 31, 2016, $388.5 million (2015: $395.9 million) was outstanding under this facility and there was no available, undrawn amount and $15.5 million in repayments was deferred. The facility is secured by fourteen (2015: fourteen) of our Capesize vessels.

$425.0 million senior secured post-delivery term loan facility
In February 2015, we entered into a senior secured post-delivery term loan facility of up to $425.0 million, depending on the market values of the vessels at the time of draw down, to partially finance fourteen newbuilding vessels. The facility was initially divided into twelve tranches of $30.0 million and two tranches of $32.5 million. Each tranche was originally repayable in quarterly payments of 1/80 of the drawn down amount and all amounts outstanding are to be repaid on the final maturity date of March 31, 2021. The loan bore interest at LIBOR plus a margin of 2.0%. In December 2015, the loan agreement was amended and the minimum level of the loan to value was increased from 55% to 70%. The margin was also amended to 2.20% plus LIBOR and the quarterly repayments changed from 1/80 to 1/64 of the drawn down amount. The amendment also allowed us to substitute the optional additional borrowers with another of our wholly owned subsidiaries. The terms of the loan were further amended on March 31, 2016, as described below.

During 2016, $2.3 million (2015: $0.3 million) were repaid. During 2016, $142.2 million (2015: $27.2 million) was drawn down on delivery of five Capesize bulk carriers (2015: one Capesize bulk carrier). As of December 31, 2016, $166.7 million (2015: $26.9 million) was outstanding under this facility and there was $200.0 million available, undrawn amount and $7.6 million in repayments was deferred. At December 31, 2016, this facility was secured by six (2015: one) of our Capesize vessels.

$201.0 million credit facility
We assumed this debt of $45.4 million as a result of the Merger. This facility financed two vessels and bore interest of LIBOR plus a margin of 2.75%. In the third quarter of 2015, we repaid the outstanding balance on this facility of $44.4 million in full following the sale of Golden Beijing and Golden Zhoushan.

$23.8 million credit facility
We assumed this debt of $22.4 million as a result of the Merger. This facility financed one vessel and bore interest of LIBOR plus a margin of 2.65%. In the third quarter of 2015, we repaid the outstanding balance on this facility of $22.1 million in full following the sale of Golden Magnum.

Loan Amendments and Cash Sweep Mechanism
In February 2016, we agreed with our lenders to amend certain of the terms on the $420.0 million term loan facility, $425.0 million senior secured post-delivery term facility, $33.93 million credit facility, $82.5 million credit facility and the $284.0 million credit facility, or the Loan Facilities. For the period from April 1, 2016 to September 30, 2018 there will be no repayments on these facilities, subject to a cash sweep mechanism as described below. The minimum value covenant is set at 100% with a subsequent increase to 125% or 135% (depending on the facility) on October 1, 2018 and the market adjusted equity ratio is waived up until the same date. We have also agreed that for the nine (six as of the date of this report) remaining newbuilding contracts where we have financing in the $425.0 million term loan facility, there will be a fixed draw down of $25.0 million per vessel subject to compliance with the minimum value covenant of 100% for the period. The margins on the loans are unchanged, however, we will pay an increased margin of 4.25% for the deferred repayments under the loan facilities. We will resume repayment of each loan on October 1, 2018 based on the repayment model as if October 1, 2018 was April 1, 2016 regardless of any repayment made during the period in accordance with the cash sweep mechanism described below and without affecting the final maturity date.

A cash sweep mechanism is in place whereby we will pay down on the deferred repayment amount should our cash position improve. We will report and furnish our lenders at the end of each first and third quarter a calculation of free projected cash anticipated at September 30, 2018, or the Free Projected Cash. All Free Projected Cash above a threshold of $25 million will be used to repay the loans on the cash sweep repayment date, which is when the compliance certificates fall due. The first cash sweep repayment date was due at the end of the third quarter of 2016 and no payments were triggered following reporting to the lenders. The cash sweep that we will pay to each lender will be based on a relative value of the deferred amount in each facility as calculated as per end of that half year period equal to:

•	the installments that had fallen due and payable under the agreements during that period had not such installments been suspended in accordance; over

•	all regular installments that had fallen due and payable under all existing credit facilities during that period had not such installments been suspended.
Existing credit facilities include the Loan Facilities and the $22 million senior secured term loan agreement made between Golden Opus Inc, and us as guarantor of 50% of the facility. Any repayments made under the cash sweep will be applied against balloon payments due on the loans. Due to the operation of the cash sweep mechanism, we will not be permitted to make any cash dividend payments without the prior approval of our lenders in the period to September 30, 2018.
As at December 31, 2016, all of our bank debt is classified as long term, and the deferred repayments under the loan facilities amounted to $40.5 million. Based on the improved cash position and amended terms on the outstanding newbuildings, the Company expects to prepay part of the deferred debt repayments during the second quarter of 2017 based on the first quarter 2017 reporting of the Free Projected Cash. The estimated prepayment amount is classified as long term debt as of December 31, 2016 as the measurement and compliance periods under the loan agreements being the first and third quarters. Subject to working capital changes in the first quarter of 2017, the Company expects to prepay the December 31, 2016 deferred repayment balance under the loan facilities.

As of December 31, 2015, the amendments to the loan agreements resulted in re-classification of $34.1 million as long term.

Financial covenants
Our loan agreements contain loan-to-value clauses, which could require us to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contain certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value adjusted equity covenant. With regards to free cash, we have covenanted to retain at least $53.8 million of cash and cash equivalents as at December 31, 2016 (December 31, 2015: $48.5 million) and this is classified as Restricted cash, non current assets. In addition, none of our vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full. Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, we might not have sufficient funds or other resources to satisfy our obligations.

In January 2016, we prepaid $4.2 million, in aggregate, on two loan facilities in order to comply with year end minimum value covenant requirements. This amount was classified as short term debt as of December 31, 2015. All other covenants were in compliance with this covenant and other covenants at December 31, 2016 and December 31, 2015.

U.S. Dollar Denominated Fixed Rate Debt
3.07% Convertible Bonds due 2019
In January 2014, the Former Golden Ocean issued a $200 million convertible bond with a 5 year tenor and coupon of 3.07% per year, payable bi-annually in arrears. The convertible bond has no regular repayments and matures in full on January 30, 2019. There are no financial covenants in the convertible bond agreement. At the time of the Merger, we assumed the convertible bond and the conversion price was adjusted based on the exchange ratio in the Merger. The conversion price at December 31, 2016 was $88.15 (December 31, 2015: $99.65) per share, as adjusted following the 5-to-1 reverse share split and was subject to adjustment for any dividend payments in the future. The fair value of the convertible bond was determined to be $161.2 million at the time of the Merger based on the quoted price of 80.6%. The difference of $38.8 million is being amortized over the remaining life of the bond so as to maintain a constant effective rate so that the convertible bond will have a value of $200 million on maturity. The bonds will be redeemed at 100% of their principal amount and will, unless previously redeemed, converted or purchased and cancelled, mature on January 30, 2019. We have a right to redeem the bonds at par plus accrued interest at any time during the term, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. As at December 31, 2016, 2,268,860 (December 31, 2015: 2,007,025) new shares would be issued if the bonds were converted at the current price of $88.15 (December 31, 2015: $99.65).

During 2016, $9.5 million (2015: $6.6 million) was amortized and recorded as interest expense.

Seller's credit
In 2013, the Former Golden Ocean purchased two vessels at which time the seller provided a 30% seller’s credit towards the cost of the vessel. The fair value of the sellers credit at the time of the Merger was $4.5 million based on the discounted value. The difference of $0.3 million was amortized over the remaining life of the seller's credit so as to maintain a constant effective rate so that the seller's credit had a value of $4.8 million on maturity in 2016.

During 2016, $8.3 thousand (2015: $0.2 million) was amortized and recorded as interest expense and the credits were fully settled by us.

Deferred charges

During 2016, an arrangement fee of $0.9 million was paid and capitalized with our term loan facilities.

As of January 1, 2016, under the requirements of ASU 2015-03, we changed the presentation of debt issuance costs in the balance sheet as a direct deduction from the carrying amount of the related debt rather than as an asset. The change was retrospectively applied and debt issuance costs of $5.4 million at December 31, 2016 (December 31, 2015: $5.8 million ) are presented as a deduction from the carrying amount of our debt.

During 2015, an arrangement fee of $3.8 million was paid and capitalized in connection with the $425.0 million term loan facility that was entered into in January 2015. The $175.0 million term loan facility was fully repaid and fully amortized deferred charges of $2.3 million were removed from cost and accumulated amortization.

The outstanding debt as of December 31, 2016 is repayable as follows:

(in thousands of $)
2017	—
2018	84,290
2019	485,092
2020	374,168
2021	142,918
Thereafter	—
1,086,468
Amortization of purchase price adjustment	(22,700)
1,063,768

Assets pledged
As of December 31, 2016, forty-five vessels (2015: forty vessels) with an aggregate carrying value of $1,733.2 million (2015: $1,488.2 million) were pledged as security for our floating rate debt.

Weighted average interest
The weighted average interest rate related our floating rate debt (margin excluding LIBOR) as of December 31, 2016 and 2015 was 2.37%, and 2.30% respectively. Our fixed rate debt bears interest of 3.07% per annum.